UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

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THE GREAT ATLANTIC & PACIFIC

TEA COMPANY, INC.

(Exact name of registrant as specified in its charter)

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Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Two Paragon Drive

Montvale, New Jersey 07645

(Address of principal executive offices)

(201) 573-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 10, 2005, The Great Atlantic & Pacific Tea Company, Inc. issued a press release announcing that it commenced fixed spread cash tender offers to purchase any and all of its outstanding 7 3/4% Notes due 2007 and 9 1/8% Senior Notes due 2011 as well as consent solicitations relating thereto. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release dated August 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 10, 2005
THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. By: /s/ Mitchell P. Goldstein Name: Mitchell P. Goldstein Title: Executive Vice President, Chief Financial Officer and Secretary

Index to Exhibits

Exhibit 99.1	Press Release